Exhibit 10.6

                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT dated this 17th day of September, 2001, by and among IVP Technology Corporation, a Nevada Corporation ("IVP"), International Technology Marketing Inc., a Nevada Corporation ("ITM"), Brian MacDonald, the President and a shareholder of ITM ("Mr. MacDonald"), Peter Hamilton, a Vice-President and a shareholder of ITM ("Mr. Hamilton"), Kevin Birch, a
Vice-President and a shareholder of ITM ("Mr. Birch") Sherry Bullock, the Secretary and a shareholder of ITM (Ms. Bullock") and Geno Villella, a Vice President and a shareholder of ITM ("Mr. Villella") and together with Mr.
MacDonald, Mr. Hamilton, Mr. Villella, Mr. Birch and Ms. Bullock, the "Shareholders").


                              W I T N E S S E T H:


         WHEREAS,   IVP  is  the  exclusive  licensee  of  PowerAudit   software
("PowerAudit") in the United States of America, The European Economic Community and Switzerland; and

         WHEREAS, IVP wishes to secure the services of a proven software distribution group to assume responsibility for the marketing of PowerAudit and such other products and services as IVP may develop, acquire or license ; and

         WHEREAS, ITM has represented to IVP that its officers and employees possess significant experience marketing software such as PowerAudit as well as other related products and services; and

         WHEREAS, in order that IVP may avail itself of the services of the personnel of ITM, it herein agrees, among other things, to acquire all of the outstanding shares of capital stock of ITM in consideration of the issuance of shares of its common stock to be held in escrow pending the achievement of certain cumulative revenue thresholds attributable to the sale of PowerAudit as well as other related products and services; and

         WHEREAS, the shareholders of ITM are desirous of proceeding with the sale of their shares of capital stock of ITM provided that IVP satisfies certain conditions, to wit, the amendment of IVP's Articles of Incorporation to increase the number of shares of common stock which IVP is authorized to issue to

150,000,000 shares and to add a class of blank check preferred stock consisting of 50,000,000 shares and the receipt of a commitment for financing that will yield a minimum of $500,000 to IVP within twenty (20) days after the Closing Date (as herein defined).


         NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                  SALE OF STOCK

                  1.01. STOCK TO BE SOLD. Subject to the terms and conditions of this Agreement, at the Closing referred to in Section 1.03 hereof (the "Closing") the Shareholders will sell, assign, transfer and deliver the ITM Stock to IVP free and clear of all liens, charges or encumbrances of whatsoever nature.


                  1.02. CONSIDERATION. (a) Subject to the terms and conditions of this Agreement, in reliance on the representations, warranties and agreements of ITM and the Shareholders contained herein, and in consideration of the sale, assignment, transfer and delivery of assets referred to in Section 1.01 hereof, IVP shall issue an aggregate of 50,000,000 shares (the "Shares")of its common stock, par value $.001 per share ("Common Stock"), in the name of ITM or its designees and deliver the Shares to Ruffa & Ruffa, P.C. in escrow (the "Escrow") which shall hold the Shares as escrow agent (the "Escrow Agent") and release the Shares to ITM or its designees in accordance with the provisions of an escrow agreement among the Escrow Agent and all of the parties hereto, a copy of which is attached hereto as Exhibit A (the "Escrow Agreement"). The Shares shall be released from Escrow to ITM as described in Section 2.1, below.

                  1.03. CLOSING. The Closing of the transactions contemplated by this Agreement will take place at the offices of Ruffa & Ruffa, P.C. no later than ten (10) business days after the conditions to the obligations of ITM and the Shareholders set forth in Article VI hereof have been satisfied by IVP.


                         (a) At the  Closing,  ITM  and  the  Shareholders  will
deliver to IVP (i) a duly executed Escrow Agreement in the form annexed hereto as Exhibit A; (ii) certificates evidencing the shares of ITM Stock being


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acquired by IVP hereby,  endorsed in favor of IVP; (iii) copies of duly executed employment agreements between ITM and the Shareholders in the forms annexed hereto as Exhibits B, C, D, E and F (collectively, the "Employment Agreements"); and (iv) all other previously undelivered documents required to be delivered by ITM or the Shareholders to IVP at or prior to the Closing in connection with the transactions contemplated by this Agreement.


                         (b) At the Closing,  IVP will deliver to ITM (i) a duly
executed Escrow Agreement in the form annexed hereto as Exhibit A; (ii) certificates evidencing the shares of Common Stock issued as described herein, registered in the name of ITM or its designees, which certificates shall be held by the Escrow Agent in accordance with the provisions of the Escrow Agreement;
(iii) a copy of IVP's Articles of Incorporation as amended; (iv) a copy of the commitment or agreement between IVP and a funding entity relating to the Financing (as defined in Section 6.05) described in Section 6.05 hereof; (v) a certificate signed by the President of IVP stating that the conditions to the obligations of ITM and the Shareholders set forth in Article VI hereof have been satisfied in all material respects by IVP; and (vi) all previously undelivered documents required to be delivered by IVP to ITM or the Shareholders at or prior to the Closing in connection with the transactions contemplated by this Agreement.


                  1.04. FURTHER ASSURANCES. After the Closing, ITM and the Shareholders shall from time to time, at the request of IVP and without further cost or expense to IVP, execute and deliver such other instruments of conveyance and transfer and take such other actions as IVP may reasonably request, in order to more effectively consummate the transactions contemplated hereby and to vest in IVP good and marketable title to the ITM Stock being transferred hereunder.

                                   ARTICLE II
               TERMS OF ESCROW; OTHER AGREEMENTS AMONG THE PARTIES


                  2.01. RELEASE OF SHARES FROM ESCROW. (a) The Shares being issued into Escrow hereby shall be released to ITM from Escrow as follows:

                           (i) At  such  time  after  the  Closing  Date  as IVP
achieves cumulative revenues of $500,000. from the sale of all products and services, 10,000,000 Shares shall be released from Escrow to ITM or its designees;



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

                           (ii) At  such  time  after  the  Closing  Date as IVP
achieves cumulative revenues attributable to the sale of its PowerAudit software aggregating $500,000. then a further 10,000,000 Shares shall be released from Escrow to ITM or its designees.

                           (iii) At such  time  after  the  Closing  Date as IVP
achieves cumulative revenues attributable to the sale of its PowerAudit software aggregating $2,000,000, then a further 10,000,000 Shares shall be released from Escrow to ITM or its designees.

                           (iv) At  such  time  after  the  Closing  Date as IVP
achieves cumulative revenues attributable to the sale of its PowerAudit software aggregating $6,000,000, then a further 10,000,000 Shares shall be released from Escrow to ITM or its designees.

                           (v) At  such  time  after  the  Closing  Date  as IVP
achieves cumulative revenues from the sale of all products and services aggregating $16,200,000, then the remaining 10,000,000 Shares shall be released from Escrow to ITM or its designees.

                  2.02. SATISFACTION OF CERTAIN FINANCIAL OBLIGATIONS OF ITM. IVP guarantees the payment of all cash compensation payable under and in accordance with the terms of the Employment Agreements. See attached Schedules.

                  2.03. TRANSFER RESTRICTIONS (a) The Shares may only be disposed of after they have been released to ITM from Escrow and then only pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof. In connection with any transfer of any Shares other than pursuant to an effective registration statement, IVP may require the transferor thereof to provide to IVP an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to IVP, to the effect that such transfer does not require registration under the Securities Act of 1933 (the "Securities Act").


                  (b) The Shareholders agree to the imprinting, so long as is required by this Section 2.03, of a legend on the certificates representing the Shares substantially in the following form:

         THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A


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

         TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  2.04.  REGISTRATION RIGHTS WITH RESPECT TO THE SHARES.


                         (a) INCLUSION OF SHARES IN NEXT REGISTRATION STATEMENT.
IVP shall include the Shares in the next registration statement filed by it under the Securities Act ("Registration Statement"), and, subject to its right to withdraw such filing as described below, shall use its best efforts to cause the effectiveness of the Registration Statement within ninety (90) days after the filing thereof. Any such Registration Statement may include other shares of IVP Stock which IVP is obligated to register. IVP shall maintain the effectiveness of the Registration Statement until the expiration of a period which is two years after the Registration Statement is declared effective by the SEC or such earlier date when all Shares have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to IVP pursuant to a written opinion letter to such effect, addressed and acceptable to IVP's transfer agent.


                         (b)  POSTPONEMENT  OF  EFFECTIVE  DATE OF  REGISTRATION
STATEMENT. IVP will be entitled to postpone or interrupt the effective date of any Registration Statement filed in connection with such registration (and the use of the prospectus contained therein) if IVP determines, in its best judgment, after consultation with counsel, that such registration statement would require the premature announcement of any material financing, acquisition, corporate reorganization or other material corporate transaction or development involving IVP which, in IVP's reasonable determination, would be materially detrimental to the interests of IVP and its stockholders. Any such postponement or interruption will be for a minimum period reasonably required to avoid such premature disclosure. IVP promptly will give the Shareholders notice of such postponement or interruption.

                         (c) ADDITIONAL REGISTRATION  PROCEDURES.  In connection
with IVP's obligations to file a Registration Statement, it shall:

                              (i)  Notify  the  Shareholders  promptly  after it
shall receive notice thereof,  of the time when such Registration  Statement has


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

become effective with the SEC or a supplement to any prospectus forming a part of such Registration Statement (a "Prospectus") has been filed.

                              (ii) Notify the Shareholders of any request by the
SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information.

                              (iii)   Prepare   and  file   with  the  SEC  such
amendments and supplements to such Registration Statement and Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the offer of Shares covered by such Registration Statement during the period required for distribution of such Shares, as provided in Section 2.04(a), above.

                              (iv)  Furnish to the  Shareholders  such number of
copies of the Prospectus (including any preliminary prospectus or supplemental or amended prospectus) as the Shareholders may reasonably request in order to facilitate the sale and distribution of the Shares.

                              (v) Prepare and file  promptly  with the SEC,  and
promptly notify the Shareholders of the filing of, such amendment or supplement to such Registration Statement or Prospectus as may be necessary to correct any untrue statements of fact or omissions to state any facts necessary to make the statements therein not misleading in light of the circumstances in which they were made.

                              (vi) Advise the  Shareholders,  promptly  after it
receives notice or obtains knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                              (vii) Prepare and file with the SEC, promptly upon
the request of any of the Shareholders, any amendments or supplements to such Registration Statement or Prospectus which, in the opinion of counsel for the Shareholders, is required under the Securities Act or the rules and regulations there under in connection with the distribution of the Shares by the Shareholders.




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

                              (viii) Use its best efforts to register or qualify
the Shares covered by each Registration Statement under such state securities or blue sky laws of such jurisdictions as the Shareholders and any underwriters may reasonably request; provided, that IVP shall not be required to execute any general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified and provided further that any such qualification or registration shall not exceed $5,000 for any one jurisdiction.

                         (d) IVP may require the  Shareholders to furnish to IVP
such information regarding the distribution of the Shares and the beneficial ownership of the Shares as is required by law to be disclosed in the Registration Statement and IVP may exclude from such registration Shares of any holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                         (e) If the Registration  Statement refers to any holder
of Shares by name or otherwise as the holder of any securities of IVP, then such holder of Shares shall have the right to require (if such reference to such holder of Shares by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                         (f) Each holder of Shares agrees by its  acquisition of
such Shares that it will not offer or sell any Shares under the Registration Statement until it has received copies of the prospectus included in the Registration Statement as then amended or supplemented and notice from IVP that such Registration Statement and any post-effective amendments thereto have become effective and that such holder will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Shares pursuant to the Registration Statement.

                         (g) Each holder of Shares agrees by its  acquisition of
such Shares that, upon receipt of a notice from IVP of the occurrence of any event of the kind described in this Section 5.01 such holder will forthwith discontinue disposition of Shares until such holder's receipt of the copies of the supplemented prospectus and/or amended Registration Statement, or until it is advised in writing by IVP that the use of the applicable prospectus may be resumed.



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

                         (h)   EXPENSES.   All   expenses   incident   to  IVP's
performance  of or  compliance  with  this  undertaking  in this  Section  2.04, including without limitation all registration and filing fees (other than registration and filing fees in excess of $5,000 imposed by state securities or blue sky laws), printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for IVP and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by IVP (all such expenses being herein called "Registration Expenses"), will be borne by IVP. IVP will, in all events, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the expense of any liability insurance. IVP shall not be responsible for any commission or selling expenses incurred by the Shareholders of Shares, fees of counsel or accountants retained by Shareholders or of any other fees not specifically referenced above.

                         (i)  REPORTING   REQUIREMENTS   UNDER  THE   SECURITIES
EXCHANGE ACT OF 1934. IVP shall timely file all such information, documents, and reports as the SEC may require or prescribe under either Section 13 or 15(d) of the Exchange Act. IVP shall, whenever requested by the Shareholders, notify the Shareholders, in writing whether IVP has, as of the date specified by the Shareholders, complied with the Exchange Act reporting requirements to which it is subject for a period prior to such date as shall be specified by the Shareholders. IVP acknowledges and agrees that the purposes of the requirements contained in this Section 2.04(i) are: (I) to enable the Shareholders to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Act should the Shareholders ever wish to dispose of any of the Shares without registration under the Securities Act in reliance upon Rule 144 (or any equivalent successor provision); and (II) to qualify IVP for the use of registration statements on Form S-3, or its equivalent successor form, in connection with secondary distributions of securities of IVP. In addition, IVP shall take such other measures and file such other information, documents, and reports as shall hereafter be required by the SEC as a condition to the availability of Rule 144 under the Securities Act (or any equivalent successor provision), including, without limitation, using its best efforts to assure that there shall be available at all times adequate public information with respect to IVP and the IVP Stock. The obligation to make available adequate public information and otherwise take such measures necessary to maintain the availability of Rule 144 shall continue in the event that IVP shall cease to become subject to the filing requirements of Section 13 or Section 15(d) of the Exchange Act.





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                         (j) INDEMNIFICATION

                              (i)    INDEMNIFICATION    BY   IVP.   IVP   shall,
notwithstanding any termination of this Agreement, indemnify and hold harmless each Shareholder to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlements, judgments, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or any prospectus forming a part thereof (a "Prospectus"), or in any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements or omissions are based solely upon information regarding such Shareholder furnished in writing to IVP by or on behalf of such Shareholder expressly for use therein, or to the extent that such information relates to such Shareholder or such Shareholder's proposed method of distribution of Shares and was reviewed and expressly approved in writing by such Shareholder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto, provided, however, that under no circumstances shall any Shareholder who is an officer or director of IVP and participated in the preparation and filing of any such Registration Statement and Prospectus be relieved from primary liability under the Securities Act or Securities Exchange Act for material misstatements or omissions in said Registration Statement or Prospectus. IVP shall notify the Shareholders promptly of the institution, threat or assertion of any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (herein referred to as a "Proceeding") of which IVP is aware in connection with the transactions contemplated by this Agreement.

                              (ii)  INDEMNIFICATION  BY THE  SHAREHOLDERS.  Each
Shareholder shall, severally and not jointly, indemnify and hold harmless IVP, its directors, officers, agents and employees, each Person who controls IVP (within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the


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Registration Statement,  any Prospectus,  or any form of prospectus,  or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Shareholder to IVP specifically for inclusion in the Registration Statement or such Prospectus or to the extent that such information relates to such Shareholder or such Shareholder's proposed method of distribution of Shares and was reviewed and expressly approved in writing by such Shareholder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus and as otherwise provided in Section 2.04(j)(i), above.

                              (iii) CONDUCT OF INDEMNIFICATION  PROCEEDINGS.  If
any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any


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settlement of any such Proceeding  effected without its written  consent,  which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and  expenses  of the  Indemnified  Party  (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; PROVIDED, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                              (iv) CONTRIBUTION.  If a claim for indemnification
under Section 2.04(j)(i) or 2.04(j)(ii) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such
Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 2.04(j)(ii), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.04(j)(iv) were determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.04(j)(iv), the Shareholders shall not be required to contribute, in the aggregate, any amount in excess of the amount of proceeds actually received by the Shareholders from the sale of the Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

                         (v) The obligations of IVP and the  Shareholders  under
this Section 2.04(j) shall survive the completion of any offering of Shares in a registration statement under this Section 2.04, and otherwise.

                  2.05. ASSIGNMENT OF REGISTRATION RIGHTS. The rights of a Shareholder to have the Shares registered hereunder shall be automatically assignable by such Shareholder to any assignee or transferee of all or a portion of the Shares without the consent of IVP but only (a) after such time as Shares have been released from Escrow and vested with a Shareholder; (b) if such Shareholder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to IVP within a reasonable time after such assignment, (c) if IVP is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to such registration rights are being transferred or assigned, and (d) if, at or before the time IVP receives the written notice contemplated by clause (c) of this Section, the transferee or assignee agrees in writing with IVP to be bound by all of the provisions of this Agreement. The rights to assignment shall apply to the Shareholders' (and to subsequent) successors and assigns.

                  2.06.  CONFIDENTIALITY.  Each party  hereto will hold and will cause its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all documents and information concerning the other party furnished it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) previously known by the party to which it was furnished, (ii) in the public domain through no fault of such party, or (iii) later lawfully acquired from other sources by the party to which it was furnished), and each party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information comes into the public domain through no fault of the party required to hold it in confidence, and such information shall not be used to the detriment of, or in relation to any investment in, the other party and all such documents (including copies thereof) shall be returned to the other party immediately upon the written request of such other party. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

                                   ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF IVP

                  IVP hereby represents, covenants and warrants to ITM and the Shareholders as follows:

                  3.01. CORPORATE ORGANIZATION; ETC. IVP is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns. The copies of the Certificate of Incorporation and By-Laws of IVP attached hereto as Exhibits F and G, respectively, are complete and correct copies of such instruments as presently in effect.


                  3.02. CAPITALIZATION OF IVP. As of the date of this Agreement, the authorized capital stock of IVP consists of 50,000,000 shares of Common Stock, $.001 par value per share, of which 48,767,348 shares are issued and outstanding. All issued and outstanding shares of capital stock of IVP are validly issued, fully paid and nonassessable. Except as described in Section
3.02 of the Disclosure Schedule, there are no outstanding (a) securities convertible into or exchangeable for IVP capital stock; (b) options, warrants or other rights to purchase or subscribe to capital stock of IVP or securities convertible into or exchangeable for capital stock of IVP; or (c) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any capital stock of IVP, any such convertible or exchangeable securities or any such options, warrants or rights.


                  3.03.  SUBSIDIARIES  AND  AFFILIATES.  Except as  described in
Section 3.03 of the Disclosure Schedule, IVP does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any business.


                  3.04. AUTHORIZATION, ETC. IVP has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of IVP has taken all action required by law, IVP's Articles of Incorporation, its By-Laws or otherwise to be taken by them to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and, this Agreement is a valid and binding agreement of IVP enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought, and (iii) enforceability of Section 2.04(j) of this Agreement may be subject to limitations of public policy under Federal and State securities laws.


                  3.05. NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or By-Laws of IVP, or, violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of IVP under, any agreement or commitment to which IVP is a party or by which IVP is bound, or to which the property of IVP is subject, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

                  3.06. SEC REPORTS. The Annual Report of IVP on Form 10-KSB for the year ended December 31, 2000 filed under the Securities Exchange Act, and all other reports and Proxy Statements required to be filed by IVP under the Securities Exchange Act since April 24, 2000 (the date upon which IVP became subject to the reporting requirements of the Securities Exchange Act), have been duly by IVP and were in compliance with the requirements of their respective reports forms.

                  3.07.  FINANCIAL  STATEMENTS.  IVP has heretofore delivered to
ITM: (i) a consolidated balance sheet of IVP and IVP's Subsidiary (the "IVP Subsidiary") as at December 31, 2000; and consolidated statements of income, changes in stockholders' equity and changes in financial position for each of the years then ended, all certified by Weinberg & Company, P.A., independent certified public accountants, whose reports thereon are included therein; and
(ii) an unaudited consolidated balance sheet of IVP and the IVP Subsidiary as at June 30, 2001 (the "Balance Sheet"), and unaudited consolidated statements of income, changes in stockholders' equity and changes in financial position for the six months then ended. Such consolidated balance sheets and the notes thereto are true, complete and accurate and fairly present the consolidated assets, liabilities and financial condition of IVP and the IVP Subsidiary at the respective dates thereof, and such consolidated statements of income, changes in stockholders' equity and changes in financial position and the notes thereto are true, complete and accurate and fairly present the results of operations for the periods therein referred to; all in accordance with generally accepted accounting principles consistently applied throughout the periods involved except, in the case of unaudited statements, for normally recurring year-end adjustments, which adjustments will not be material either individually or in the aggregate.


                  3.08. INTERIM OPERATIONS. Since the date of the Balance Sheet, the business of IVP has been conducted only in the ordinary and usual course consistent with past practice. Since the date of the Balance Sheet, there have not been any material adverse changes in the financial condition, assets or results of operations of IVP or the IVP Subsidiary. Since such date, such assets have not been affected in any way as a result of flood, fire, explosion or other casualty (whether or not covered by insurance). IVP is not aware of any circumstances which may cause it to suffer any material adverse change in its business, operations or prospects.


                  3.09. PATENTS, TRADEMARKS, TRADE NAMES, ETC. As more fully described in Section 3.09 of the Disclosure Schedule, IVP is licensed to use all technology, know-how and processes used in or necessary for the conduct of the business as heretofore conducted.

                  3.10. LEASES. IVP is not party to any lease for real or personal property.


                  3.11. ORDERS AND RETURNS. As of the date of this Agreement, IVP does not have any commitments or unfulfilled orders for the sale of merchandise. As of the date of this Agreement, there are no claims against IVP to return any merchandise.


                  3.12. AGREEMENTS IN FULL FORCE AND EFFECT. All contracts, agreements, policies and licenses referred to in the Disclosure Schedule are valid and in full force and effect, and true copies thereof have been heretofore made available to ITM.
                  3.13. LITIGATION. There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending threatened against or involving IVP or the IVP Subsidiary, or which questions or challenges the validity of this Agreement or any action taken or to be taken by IVP pursuant to this Agreement or in connection with the transactions contemplated hereby. Neither IVP nor the IVP Subsidiary is subject to any judgment, order or decree entered in any lawsuit or proceeding which may have an adverse effect on its business practices or on its ability to acquire any property or conduct its business in any area.

                  3.14. DISCLOSURE. No representations or warranties by IVP in this Agreement and no statement contained in any document (including, without limitation, financial statements and the Disclosure Schedule), certificate, or other writing furnished or to be furnished by IVP to ITM or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF ITM

                  ITM and the Shareholders, jointly and severally, represent and warrant to IVP as follows:


                  4.01. CORPORATE ORGANIZATION; ETC. ITM is a corporations duly organized, validly existing and in good standing under the laws of the State of Nevada. All the issued and outstanding shares of capital stock of ITM (i) have been duly authorized by all necessary corporation action, (ii) are validly issued, fully paid and nonassessable and are owned by the Shareholders.


                  4.02. AUTHORIZATION; ETC. ITM has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of ITM has taken all action required by law, its Articles of Incorporation and By-Laws or otherwise to authorize the execution and delivery of this Agreement and the transactions contemplated hereby, and this Agreement is a valid and binding agreement of ITM enforceable in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) enforceability of Section 2.04(j) of this Agreement may be subject to limitations of public policy under Federal and State securities laws.

                  4.03. NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provisions of the Articles of Incorporation or By-Laws of ITM, or violate, or be in conflict with, or constitute a default under, or cause the acceleration of the maturity of any debt or obligation pursuant to, any agreement or commitment to which ITM is a party or by which ITM is bound, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

                  4.04. NO PRIOR ACTIVITIES. ITM does not have assets exceeding an aggregate value of $1,000, and has not incurred, directly or through any subsidiary, any liabilities or obligations, except those incurred in connection with its incorporation or with the negotiation and consummation of this Agreement and the transactions contemplated thereby. ITM has not engaged in any business or activities of any type or kind whatsoever, or entered into any agreements or arrangements with any person or entity, or is subject to or bound by any obligation or undertaking which is not described in or contemplated by this Agreement.

                  4.05. OWNERSHIP OF ITM SHARES. Each of the Shareholders represents and warrants to IVP that he is the sole lawful, beneficial, and record owner of the shares of ITM Stock listed on Schedule A hereto, free of any liens, charges, security interests or encumbrances, and has good and marketable title to such shares.

                  4.06. INVESTMENT INTENT AS TO THE SHARES. Each of the Shareholders is acquiring the Shares for his own account, for investment and not with a view to, or for sale in connection with, any distribution of such shares or any part thereof, without prejudice, however, to such Shareholder's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration..

                  4.07. NO REGISTRATION OF SHARES. Each of the Shareholders acknowledges that the Shares have not been registered under the Securities Act, and that, except as provided in Article II hereof, IVP is under no obligation to register under the Securities Act the shares of IVP Stock being issued to ITM or the Shareholders hereunder.

                  4.08. POWER AND AUTHORITY. Each of the Shareholders has full right, power, and authority to execute and deliver, and to perform his obligations under, this Agreement and that this Agreement has been duly executed and delivered by him and constitutes his valid and binding obligation.

                  4.09. FURTHER ASSURANCES. Each Shareholder shall take any further action or execute such further instruments as may be necessary to effectuate the terms of this Agreement.

                                    ARTICLE V
                                COVENANTS OF IVP

                  IVP hereby covenants and agrees with ITM:

                  5.01. FULL ACCESS. IVP shall afford to ITM, its counsel, accountants and other representatives full access to the plants, offices, warehouses, properties, books and records of IVP in order that ITM may have full opportunity to make such investigations as it shall desire to make of the affairs of IVP.


                  5.02. APPROVAL OF STOCKHOLDERS; PROXY STATEMENT. IVP and its officers and directors shall (a) cause a meeting of IVP's stockholders to be duly called and held as soon as practicable for the purpose of voting to amend to IVP's Articles of Incorporation to increase the number of shares of common stock that IVP is authorized to issue to 150,000,000 shares of common stock and a class of blank check preferred stock consisting of 50,000,000 shares, as more fully described in Section 6.04 hereof (the "Amendment"), (b) recommend approval and adoption of the Amendment to IVP stockholders and (c) use their best efforts to obtain the necessary approval and adoption of the Amendment by IVP's stockholders. In connection with such stockholders' meeting, IVP will file a Preliminary Proxy Statement with the SEC and will use its best efforts to receive and respond to the comments of the SEC and to cause the Definitive Proxy Statement to be mailed to its stockholders, all at the earliest practicable time.


                  5.03. FINANCING. It is understood and agreed that the receipt of a commitment for the Financing (as defined in Section 6.05 hereof) is a condition to the effectiveness of this Agreement. IVP will use its best efforts to arrange for a commitment for the Financing as soon as practicable.

                  5.04. COVENANT TO SATISFY CONDITIONS. IVP will use its best efforts to insure that the conditions set forth in Article VI hereof are satisfied, insofar as such matters are within the control of any of them.

                  5.05. CERTIFICATES. At the Closing, IVP will furnish ITM with such certificates of its officers and others to evidence compliance with the covenants set forth in this Article V as may be reasonably requested by ITM.

                                   ARTICLE VI
              CONDITIONS TO ITM'S AND THE SHAREHOLDERS OBLIGATIONS

                  Each and every obligation of ITM under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by ITM:

                  6.01. REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of IVP contained herein shall be in all material respects true and accurate as of the date when made and at and as of the Closing as though such representations and warranties were made at and as of such date, except for changes expressly permitted or contemplated by the terms of this Agreement.

                  6.02. PERFORMANCE. IVP shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing.

                  6.03. NO GOVERNMENTAL PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.


                  6.04. AMENDMENT OF CHARTER. IVP shall have amended its Articles of Incorporation to increase the number of shares of common Stock that it is authorized to issue to 150,000,000 shares and add a class of blank check preferred stock consisting of 50,000,000 shares.

                  6.05. FINANCING. At or prior to the Closing, IVP shall have received an irrevocable commitment or entered into an agreement for the provision of financing in the net amount of $500,000 (the "Financing") to be funded within twenty (20) days of the Closing Date.


                  6.05. CERTIFICATES. IVP shall have furnished ITM with such certificates of their officers and others to evidence compliance with the conditions set forth in this Article VI as may be reasonably requested by ITM.

                                   ARTICLE VII
                 CONDUCT OF IVP'S BUSINESS PENDING THE CLOSING

                  Pending  the  Closing,   and  except  as  otherwise  expressly
consented to or approved by ITM in writing:

                  7.01. REGULAR COURSE OF BUSINESS. IVP will carry on its business diligently and substantially in the same manner as heretofore conducted, and IVP shall not institute any new methods of manufacture, purchase, sale, lease, management, accounting or operation or engage in any transaction or activity, enter into any agreement or make any commitment, except in the ordinary course of business and consistent with past practice.

                  7.02.  AMENDMENTS.   Except  as  otherwise  described  in  and
required by Section 6.04 hereof, IVP shall not change or amend its Articles of Incorporation or By-Laws.

                  7.03. CAPITAL CHANGES; DIVIDENDS, REDEMPTIONS. IVP will not issue or sell any shares of its capital stock or other securities except in connection with the Financing or any other financing transaction which results in IVP receiving working capital, acquire directly or indirectly, by redemption or otherwise, any such capital stock, reclassify or split-up any such capital stock, declare or pay any dividends thereon in cash, securities or other property or make any other distribution with respect thereto, or grant or enter into any options, warrants, calls or commitments of any kind with respect thereto.


                  7.04. COMPLIANCE WITH LAWS. IVP shall duly comply with all laws applicable to it and its properties, operations, business and employees.

                  7.05. SEC REPORTS. IVP will duly file all reports required to be filed by it with the SEC pursuant to the Securities Exchange Act.

                                  ARTICLE VIII
                           TERMINATION AND ABANDONMENT

                  8.01. METHODS OF TERMINATION. The transactions contemplated herein may be terminated and/or abandoned at any time but not later than the
Closing:

                         (a) By  mutual  consent  of the  respective  Boards  of
Directors  of IVP and ITM; or

                         (b) By  the  Board  of  Directors  of  ITM on or  after
October 31, 2001, or such later date as may be  established  pursuant to Section
1.03 hereof, if any of the conditions provided for in Article VI of this Agreement shall not have been met or waived in writing by ITM prior to such date.

                  8.02. PROCEDURE UPON TERMINATION. In the event of termination and abandonment of this Agreement pursuant to Section 8.01 hereof, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated and/or abandoned, without further action by IVP or ITM. If the transactions contemplated by this Agreement are terminated and/or abandoned as provided herein:

                         (a) Each  party  will  redeliver  all  documents,  work
papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

                         (b) All confidential  information received by any party
hereto with respect to the business of any other party or its subsidiaries shall be treated in accordance with Section 2.06 hereof; and

                         (c) No party hereto shall have any liability or further
obligation  to  any  other  party  to  this   Agreement   except  as  stated  in
subparagraphs (a) and (b) of this Section 8.02.


                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

                  9.01. AMENDMENT AND MODIFICATION. Subject to applicable law, this Agreement may be amended, modified and supplemented by written agreement of the respective Boards of Directors of IVP and ITM or by their respective officers authorized by such Boards of Directors at any time prior to the Closing with respect to any of the terms contained herein.

                  9.02. WAIVER OF COMPLIANCE. Any failure of IVP, on the one hand, or ITM, on the other, to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the Chairman of the Board. President or a Vice President of IVP or ITM, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                  9.03. EXPENSES; TRANSFER TAXES, ETC Whether or not the transaction contemplated by this Agreement shall be consummated, IVP agrees that all fees and expenses incurred by it in connection with this Agreement shall be borne by it and ITM agrees that all fees and expenses incurred by it in connection with this Agreement shall be borne by it, including, without limitation as to IVP or ITM, all fees of counsel and accountants. IVP agrees that it will pay all sales, transfer or other taxes which may be payable in connection with the transactions contemplated by this Agreement.

                  9.04. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail with postage prepaid:

                         (a) If to IVP, to:

                             IVP Technology Corporation
                             Suite 300
                             54 Village Centre Place
                             Mississauga, Ontario, Canada

                         (with a copy to:)


                             Ruffa & Ruffa, P.C.
                             150 East 58th Street
                             New York, New York 10155
                             Attn. William P. Ruffa, Esq.

or to such other person or address as IVP shall furnish to ITM in writing.


                         (b) If to ITM or the Shareholders, to:

                             2275 Lakeshore Blvd., West, Suite 401,
                             Toronto, Ontario,
                             CANADA    M8V 3Y3

                             Attention: Brian MacDonald



or to such other person or address as ITM shall furnish to IVP in writing.

                  9.05. ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

                  9.06. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the State and Federal courts sitting in the City of Las Vegas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.


                  9.07. EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  9.08. CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state or local statute or law shall be deemed to also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word
"including" shall mean including without limitation. The parties intend that each representation, warranty or covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

                  9.09. SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                  9.10. HEADINGS. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.


                  9.11. THIRD PARTIES. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

                  9.12. ENTIRE AGREEMENT. This Agreement, including the Exhibits hereto, the Disclosure Schedule and the other documents and certificates delivered pursuant to the terms hereof, set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be affixed hereto, all as of the day and year first above written.

                                  IVP TECHNOLOGY CORPORATION

[Seal]                            By:
                                      --------------------------------
                                      Title:
Attest:

-------------------------
Title:


                                  INTERNATIONAL TECHNOLOGY MARKETING, INC.



[Seal]                            By:
                                      --------------------------------
                                       Title:
Attest:

-------------------------
Title:


                                  SHAREHOLDERS


----------------------                  -----------------------------------
Brian MacDonald                         Peter Hamilton



----------------------                  -----------------------------------
Kevin Birch                             Sherry Bullock


----------------------
Geno Villella

Attached schedule to Stock purchase agreement dated Sept 17, 2001 for ITM Employment Agreements:


Brian MacDonald dated August 30, 2001

Kevin Birch dated August 30, 2001

Peter Hamilton dated August 30, 2001

Geno Villella dated August 30, 2001

Sherry Bullock dated August 30, 2001


























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